Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Basis of Presentation, Policy
Basis of Presentation

Our Consolidated Financial Statements have been prepared in accordance with GAAP. The Consolidated Financial Statements include the accounts of Cheniere, its majority owned subsidiaries and entities in which it holds a controlling interest, including the accounts of Cheniere Holdings and Cheniere Partners and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. Investments in non-controlled entities, over which Cheniere has the ability to exercise significant influence over operating and financial policies, are accounted for using the equity method. In applying the equity method of accounting, the investments are initially recognized at cost, and subsequently adjusted for our proportionate share of earnings, losses and distributions. Investments in non-controlled entities, over which Cheniere does not have the ability to exercise significant influence, are accounted for using the cost method. Under the cost method the investments are initially recognized at cost and dividends received from the accumulated earnings of an investee are recorded as income. Dividends received in excess of the accumulated earnings of an investee are recorded as a reduction in the investment. We periodically assess our cost method investments for indicators of impairment. An impairment is recorded if an indicator is identified, the carrying value of our investment exceeds its fair value, and the impairment is considered to be other than temporary. Investments accounted for using the equity method and cost method are reported as a component of other assets.

We make a determination at the inception of each arrangement whether an entity in which we have made an investment or in which we have other variable interests is considered a variable interest entity (“VIE”).  Generally, a VIE is an entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, whose equity investors lack any characteristics of a controlling financial interest or which was established with non-substantive voting. We consolidate VIEs when we are deemed to be the primary beneficiary. The primary beneficiary of a VIE is the party that both: (1) has the power to make decisions that most significantly affect the economic performance of the VIE and (2) has the obligation to absorb losses or the right to receive benefits that in either case could potentially be significant to the VIE. If we are not deemed to be the primary beneficiary of a VIE, we account for the investment or other variable interests in a VIE in accordance with applicable GAAP.

Certain reclassifications have been made to conform prior period information to the current presentation.  The reclassifications did not have a material effect on our consolidated financial position, results of operations or cash flows.

On January 1, 2018, we adopted ASU 2014-09, Revenue from Contracts with Customers (Topic 606), and subsequent amendments thereto (“ASC 606”) using the full retrospective method. We have elected to adopt the new accounting standard retrospectively and have recast the accompanying consolidated financial statements to reflect the adoption of ASC 606 for all periods presented. The adoption of ASC 606 did not impact our previously reported consolidated financial statements in any prior period nor did it result in a cumulative effect adjustment to retained earnings.

Use of Estimates, Policy
Use of Estimates

The preparation of Consolidated Financial Statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and the accompanying notes. Management evaluates its estimates and related assumptions regularly, including those related to the value of property, plant and equipment, goodwill, derivative instruments, asset retirement obligations (“AROs”), income taxes including valuation allowances for deferred tax assets, share-based compensation and fair value measurements. Changes in facts and circumstances or additional information may result in revised estimates, and actual results may differ from these estimates.

Fair Value, Policy
Fair Value

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. Hierarchy Levels 1, 2 and 3 are terms for the priority of inputs to valuation approaches used to measure fair value. Hierarchy Level 1 inputs are quoted prices in active markets for identical assets or liabilities. Hierarchy Level 2 inputs are inputs other than quoted prices included within Level 1 that are directly or indirectly observable for the asset or liability. Hierarchy Level 3 inputs are inputs that are not observable in the market.

In determining fair value, we use observable market data when available, or models that incorporate observable market data. In addition to market information, we incorporate transaction-specific details that, in management’s judgment, market participants would take into account in measuring fair value. We maximize the use of observable inputs and minimize our use of unobservable inputs in arriving at fair value estimates.

Recurring fair-value measurements are performed for derivative instruments as disclosed in Note 7—Derivative Instruments. The carrying amount of cash and cash equivalents, restricted cash, accounts receivable and accounts payable reported on the Consolidated Balance Sheets approximates fair value. The fair value of debt is the estimated amount we would have to pay to repurchase our debt in the open market, including any premium or discount attributable to the difference between the stated interest rate and market interest rate at each balance sheet date. Debt fair values, as disclosed in Note 12—Debt, are based on quoted market prices for identical instruments, if available, or based on valuations of similar debt instruments using observable or unobservable inputs. Non-financial assets and liabilities initially measured at fair value include certain assets and liabilities acquired in a business combination, intangible assets, goodwill and AROs.

Revenue Recognition, Policy
Revenue Recognition

We recognize revenues when we transfer control of promised goods or services to our customers in an amount that reflects the consideration to which we expect to be entitled to in exchange for those goods or services. Revenues from the sale of LNG are recognized as LNG revenues, including LNG revenues generated by our integrated marketing function which are reported on a gross or net basis based on an assessment of whether it is acting as the principal or the agent in the transaction. LNG regasification capacity payments are recognized as regasification revenues. See Note 13—Revenues from Contracts with Customers for further discussion of revenues.

Cash and Cash Equivalents, Policy	Cash and Cash Equivalents We consider all highly liquid investments with an original maturity of three months or less to be cash equivalents.
Restricted Cash, Policy
Restricted Cash

Restricted cash consists of funds that are contractually restricted as to usage or withdrawal and have been presented separately from cash and cash equivalents on our Consolidated Balance Sheets.

Accounts and Notes Receivable, Policy
Accounts and Notes Receivable

Accounts and notes receivable are reported net of allowances for doubtful accounts. Notes receivable that are not classified as trade receivables are recorded within other current assets in our Consolidated Balance Sheets. Impaired receivables are specifically identified and evaluated for expected losses.  The expected loss on impaired receivables is primarily determined based on the debtor’s ability to pay and the estimated value of any collateral.  We did not recognize any impairment expense related to accounts and notes receivable during the years ended December 31, 2017 and 2016. During the year ended December 31, 2015, we recognized bad debt expense of $36 million which was primarily attributable to a reserve against funds loaned to Parallax Enterprises, LLC, as further discussed in Note 20—Commitments and Contingencies. This charge was recorded as impairment expense on our Consolidated Statements of Operations.

Inventory, Policy
Inventory

LNG and natural gas inventory are recorded at the lower of weighted average cost and net realizable value. Materials and other inventory are recorded at the lower of cost and net realizable value and subsequently charged to expense when issued. During the year ended December 31, 2015, we recognized $18 million as operating and maintenance expense as a result of write-down for LNG inventory purchased to maintain the cryogenic readiness of the regasification facilities at the Sabine Pass LNG terminal. We did not recognize any operating and maintenance expense related to inventory write-downs during the years ended December 31, 2017 and 2016.

Accounting for LNG Activities, Policy
Accounting for LNG Activities

Generally, we begin capitalizing the costs of our LNG terminals and related pipelines once the individual project meets the following criteria: (1) regulatory approval has been received, (2) financing for the project is available and (3) management has committed to commence construction. Prior to meeting these criteria, most of the costs associated with a project are expensed as incurred. These costs primarily include professional fees associated with front-end engineering and design work, costs of securing necessary regulatory approvals and other preliminary investigation and development activities related to our LNG terminals and related pipelines.

Generally, costs that are capitalized prior to a project meeting the criteria otherwise necessary for capitalization include: land and lease option costs that are capitalized as property, plant and equipment and certain permits that are capitalized as other non-current assets. The costs of lease options are amortized over the life of the lease once obtained. If no lease is obtained, the costs are expensed.

We capitalize interest and other related debt costs during the construction period of our LNG terminals and related pipelines. Upon commencement of operations, capitalized interest, as a component of the total cost, is amortized over the estimated useful life of the asset.

Property, Plant and Equipment, Policy
Property, Plant and Equipment

Property, plant and equipment are recorded at cost. Expenditures for construction and commissioning activities, major renewals and betterments that extend the useful life of an asset are capitalized, while expenditures for maintenance and repairs (including those for planned major maintenance projects) to maintain property, plant and equipment in operating condition are generally expensed as incurred. Interest costs incurred on debt obtained for the construction of property, plant and equipment are capitalized as construction-in-process over the construction period or related debt term, whichever is shorter. We depreciate our property, plant and equipment using the straight-line depreciation method. Upon retirement or other disposition of property, plant and equipment, the cost and related accumulated depreciation are removed from the account, and the resulting gains or losses are recorded in other operating costs and expenses.

Management tests property, plant and equipment for impairment whenever events or changes in circumstances have indicated that the carrying amount of property, plant and equipment might not be recoverable. Assets are grouped at the lowest level for which there are identifiable cash flows that are largely independent of the cash flows of other groups of assets for purposes of assessing recoverability. Recoverability generally is determined by comparing the carrying value of the asset to the expected undiscounted future cash flows of the asset. If the carrying value of the asset is not recoverable, the amount of impairment loss is measured as the excess, if any, of the carrying value of the asset over its estimated fair value.

During the year ended December 31, 2017, we recognized $6 million of impairment expense related to damaged infrastructure as an effect of Hurricane Harvey and $6 million of impairment expense related to write down of assets used in non-core operations outside of our liquefaction activities.

During the year ended December 31, 2016, we recorded $10 million of impairment expense related to a corporate airplane that was written down to fair value based on market-based appraisals, which was ultimately sold by the end of the year. The impairment was recognized due to the potential disposition of the airplane in connection with the Company having initiated organizational changes and the associated operational focus for financially disciplined investment.

During the year ended December 31, 2015, we recorded, primarily in relation to a liquid hydrocarbon export project in Texas along the Gulf Coast, $55 million of impairment expense as a result of our strategic focus to complete construction and commence operation of the first five Trains of the SPL Project and the first two Trains of the CCL Project.

Regulated Natural Gas Pipelines, Policy
Regulated Natural Gas Pipelines

The Creole Trail Pipeline and Corpus Christi Pipeline are subject to the jurisdiction of the FERC in accordance with the Natural Gas Act of 1938 and the Natural Gas Policy Act of 1978. The economic effects of regulation can result in a regulated company recording as assets those costs that have been or are expected to be approved for recovery from customers, or recording as liabilities those amounts that are expected to be required to be returned to customers, in a rate-setting process in a period different from the period in which the amounts would be recorded by an unregulated enterprise. Accordingly, we record assets and liabilities that result from the regulated rate-making process that may not be recorded under GAAP for non-regulated entities. We continually assess whether regulatory assets are probable of future recovery by considering factors such as applicable regulatory changes and recent rate orders applicable to other regulated entities. Based on this continual assessment, we believe the existing regulatory assets are probable of recovery. These regulatory assets and liabilities are primarily classified in our Consolidated Balance Sheets as other assets and other liabilities. We periodically evaluate their applicability under GAAP and consider factors such as regulatory changes and the effect of competition. If cost-based regulation ends or competition increases, we may have to reduce our asset balances to reflect a market basis less than cost and write off the associated regulatory assets and liabilities.

Items that may influence our assessment are:

•	inability to recover cost increases due to rate caps and rate case moratoriums;

•	inability to recover capitalized costs, including an adequate return on those costs through the rate-making process and the FERC proceedings;

•	excess capacity;

•	increased competition and discounting in the markets we serve; and

•	impacts of ongoing regulatory initiatives in the natural gas industry.
Natural gas pipeline costs include amounts capitalized as an Allowance for Funds Used During Construction (“AFUDC”). The rates used in the calculation of AFUDC are determined in accordance with guidelines established by the FERC. AFUDC represents the cost of debt and equity funds used to finance our natural gas pipeline additions during construction. AFUDC is capitalized as a part of the cost of our natural gas pipelines. Under regulatory rate practices, we generally are permitted to recover AFUDC, and a fair return thereon, through our rate base after our natural gas pipelines are placed in service.

Derivative Instruments, Policy
Derivative Instruments

We use derivative instruments to hedge our exposure to cash flow variability from interest rate, commodity price and foreign currency exchange (“FX”) rate risk. Derivative instruments are recorded at fair value and included in our Consolidated Balance Sheets as assets or liabilities depending on the derivative position and the expected timing of settlement, unless they satisfy criteria for and we elect the normal purchases and sales exception. When we have the contractual right and intend to net settle, derivative assets and liabilities are reported on a net basis.

Changes in the fair value of our derivative instruments are recorded in earnings, unless we elect to apply hedge accounting and meet specified criteria, including completing contemporaneous hedge documentation. We did not have any derivative instruments designated as cash flow hedges during the years ended December 31, 2017, 2016 and 2015. See Note 7—Derivative Instruments for additional details about our derivative instruments.

Concentration of Credit Risk, Policy
Concentration of Credit Risk

Financial instruments that potentially subject us to a concentration of credit risk consist principally of cash and cash equivalents and restricted cash. We maintain cash balances at financial institutions, which may at times be in excess of federally insured levels. We have not incurred losses related to these balances to date.

The use of derivative instruments exposes us to counterparty credit risk, or the risk that a counterparty will be unable to meet its commitments. Certain of our commodity derivative transactions are executed through over-the-counter contracts which are subject to nominal credit risk as these transactions are settled on a daily margin basis with investment grade financial institutions. Collateral deposited for such contracts is recorded as other current asset. Our interest rate and FX derivative instruments are placed with investment grade financial institutions whom we believe are acceptable credit risks. We monitor counterparty creditworthiness on an ongoing basis; however, we cannot predict sudden changes in counterparties’ creditworthiness. In addition, even if such changes are not sudden, we may be limited in our ability to mitigate an increase in counterparty credit risk. Should one of these counterparties not perform, we may not realize the benefit of some of our derivative instruments.

SPL has entered into six fixed price SPAs with terms of at least 20 years with six unaffiliated third parties. CCL has entered into eight fixed price SPAs with terms of at least 20 years with seven unaffiliated third parties. SPL and CCL are dependent on the respective customers’ creditworthiness and their willingness to perform under their respective SPAs. See Note 21—Customer Concentration for additional details about our customer concentration.

SPLNG has entered into two long-term TUAs with unaffiliated third parties for regasification capacity at the Sabine Pass LNG terminal. SPLNG is dependent on the respective customers’ creditworthiness and their willingness to perform under their respective TUAs. SPLNG has mitigated this credit risk by securing TUAs for a significant portion of its regasification capacity with creditworthy third-party customers with a minimum Standard & Poor’s rating of A.

Goodwill, Policy
Goodwill
Goodwill is the excess of acquisition cost of a business over the estimated fair value of net assets acquired.  Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances indicate goodwill is more likely than not impaired.  Goodwill impairment evaluation requires a comparison of the estimated fair value of a reporting unit to its carrying value.  Cheniere tests goodwill for impairment by either performing a qualitative assessment or a quantitative test.  The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill.  Cheniere may elect not to perform the qualitative assessment and instead perform a quantitative impairment test.  Significant judgment is required in estimating the fair value of the reporting unit and performing goodwill impairment tests.
As a result of finalization of organizational changes to simplify our corporate structure, improve our operational efficiencies and implement a strategy for sustainable, long-term stockholder value creation through financially disciplined development, construction, operation and investment, we revised the way we manage our business, which resulted in a change in our reporting units.  Accordingly, Cheniere reallocated goodwill to our single reporting unit following finalization of organizational changes.  We performed our annual goodwill impairment test on October 1st using a quantitative assessment and concluded that the estimated fair value of our reporting unit substantially exceeded its carrying value and, therefore, goodwill was not impaired.  Judgments and assumptions are inherent in our estimate of future cash flows used to determine the estimate of the reporting unit’s fair value.  The use of alternate judgments and/or assumptions could result in the recognition of impairment charges in the Consolidated Financial Statements.  A lower fair value estimate in the future for our reporting unit could result in an impairment of goodwill.  Factors that could trigger a lower fair value estimate include significant negative industry or economic trends, cost increases, disruptions to our business, regulatory or political environment changes or other unanticipated events.  There were no changes in the carrying value of goodwill during the year ended December 31, 2017.

Debt, Policy
Debt

Our debt consists of current and long-term secured debt securities, convertible debt securities and credit facilities with banks and other lenders.  Debt issuances are placed directly by us or through securities dealers or underwriters and are held by institutional and retail investors.

Debt is recorded on our Consolidated Balance Sheets at par value adjusted for unamortized discount or premium and net of unamortized debt issuance costs related to term notes. Discounts, premiums and debt issuance costs directly related to the issuance of debt are amortized over the life of the debt and are recorded in interest expense, net of capitalized interest using the effective interest method. Gains and losses on the extinguishment of debt are recorded in gains and losses on the extinguishment of debt on our Consolidated Statements of Operations.

Debt issuance costs consist primarily of arrangement fees, professional fees, legal fees and printing costs. These costs are recorded as a direct deduction from the debt liability unless incurred in connection with a line of credit arrangement, in which case they are presented as an asset on our Consolidated Balance Sheet. Debt issuance costs are amortized to interest expense or property, plant and equipment over the term of the related debt facility. Upon early retirement of debt or amendment to a debt agreement, certain fees are written off to loss on early extinguishment of debt.

Asset Retirement Obligations, Policy
Asset Retirement Obligations

We recognize AROs for legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or normal use of the asset and for conditional AROs in which the timing or method of settlement are conditional on a future event that may or may not be within our control. The fair value of a liability for an ARO is recognized in the period in which it is incurred, if a reasonable estimate of fair value can be made. The fair value of the liability is added to the carrying amount of the associated asset. This additional carrying amount is depreciated over the estimated useful life of the asset. Our assessment of AROs is described below.

We have not recorded an ARO associated with the Sabine Pass LNG terminal. Based on the real property lease agreements at the Sabine Pass LNG terminal, at the expiration of the term of the leases we are required to surrender the LNG terminal in good working order and repair, with normal wear and tear and casualty expected. Our property lease agreements at the Sabine Pass LNG terminal have terms of up to 90 years including renewal options. We have determined that the cost to surrender the Sabine Pass LNG terminal in good order and repair, with normal wear and tear and casualty expected, is immaterial.

We have not recorded an ARO associated with the Creole Trail Pipeline or the Corpus Christi Pipeline. We believe that it is not feasible to predict when the natural gas transportation services provided by the Creole Trail Pipeline or the Corpus Christi Pipeline will no longer be utilized. In addition, our right-of-way agreements associated with the Creole Trail Pipeline and the Corpus Christi Pipeline have no stipulated termination dates. We intend to operate the Creole Trail Pipeline and the Corpus Christi Pipeline as long as supply and demand for natural gas exists in the United States and intend to maintain it regularly.

Share-based Compensation, Policy
Share-based Compensation

We have awarded share-based compensation in the form of stock, restricted stock, restricted stock units, performance stock units and phantom units that are more fully described in Note 16—Share-based Compensation. We recognize share-based compensation based upon the estimated fair value of awards. The recognition period for these costs begins at either the applicable service inception date or grant date and continues throughout the requisite service period. For equity-classified share-based compensation awards (which include stock, restricted stock, restricted stock units and performance stock units to employees and non-employee directors), compensation cost is recognized based on the grant-date fair value reduced by the present value of dividends expected to be paid on the underlying shares during the requisite service period, discounted at the appropriate risk-free interest rate and not subsequently remeasured. The fair value is recognized as expense (net of any capitalization) using the straight-line basis for awards that vest based solely on service conditions and using the accelerated recognition method for awards that vest based on performance conditions. For awards with both time and performance-based conditions, we generally recognize compensation cost based on the probable outcome of the performance condition at each reporting period. For liability-classified share-based compensation awards (which include phantom units), compensation cost is initially recognized on the grant date using estimated payout levels, and subsequently adjusted quarterly to reflect the updated estimated payout levels based on the changes in the our stock price. We account for forfeitures as they occur.

Non-controlling Interests, Policy
Non-controlling Interests

When we consolidate a subsidiary, we include 100% of the assets, liabilities, revenues and expenses of the subsidiary in our Consolidated Financial Statements, even if we own less than 100% of the subsidiary. Non-controlling interests represent third-party ownership in the net assets of our consolidated subsidiaries and are presented as a component of equity. Changes in our ownership interests in subsidiaries that do not result in deconsolidation are generally recognized within equity. See Note 10—Non-controlling Interest for additional details about our non-controlling interest.

Income Taxes, Policy
Income Taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the tax basis of assets and liabilities and their reported amounts in the Consolidated Financial Statements. Deferred tax assets and liabilities are included in the Consolidated Financial Statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the current period’s provision for income taxes. A valuation allowance is recorded to reduce the carrying value of our deferred tax assets when it is more likely than not that a portion or all of the deferred tax assets will expire before realization of the benefit or future deductibility is not probable.

We recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the tax position.

Net Loss Per Share, Policy
Net Loss Per Share

Net loss per share (“EPS”) is computed in accordance with GAAP. Basic EPS excludes dilution and is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the period. Diluted EPS reflects potential dilution and is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the period increased by the number of additional common shares that would have been outstanding if the potential common shares had been issued and were dilutive. The dilutive effect of unvested stock is calculated using the treasury-stock method and the dilutive effect of convertible securities is calculated using the if-converted method.

Business Segment, Policy
Business Segment

During the first quarter of 2017, we finalized organizational changes to simplify our corporate structure, improve our operational efficiencies and implement a strategy for sustainable, long-term stockholder value creation through financially disciplined development, construction, operation and investment.  As a result of these efforts, we revised the way we manage our business, which resulted in a change to our reportable segments. We previously had two reportable segments: LNG terminal segment and LNG and natural gas marketing segment. We have now determined that we operate as a single operating and reportable segment. Our chief operating decision maker makes resource allocation decisions and assesses performance based on financial information presented on a consolidated basis in the delivery of an integrated source of LNG to our customers.